NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT.
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

NUMBER		SHARES
EARTH BIOFUELS

AUTHORIZED COMMON STOCK:	CUSIP NO. 27031F 10 2
[ILLEGIBLE]
PAR VALUE: $0.001
400,000,000 SHARES

This Certifies that	SPECIMEN ONLY
NON-TRANSFERABLE

Is The Record Holder Of

Shares of EARTH BIOFUELS, INC. Common Stock

transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed.  This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

[ILLEGIBLE]	[SEAL]	[ILLEGIBLE]
SECRETARY		PRESIDENT

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT	Countersigned & Registered Nevada Agency and Trust Company 50 West Liberty Street • Suite 880 • Reno Nevada 89501	By:
Authorized Signature

The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	- as tenants in common	UNIF GIFT MIN ACT -	Custodian
TEN ENT	- as tenants by the entireties		(Cust)	(Minor)
JT TEN	- as joint tenants with right of		under Uniform Gifts to Minors
	survivorship and not as tenants		Act
	in common		(State)

Additional abbreviations may also be used though not in the above list.

For Value Received,                                   hereby sell, assign and transfer un

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares

of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

NOTICE SIGNATURE GUARANTEED:

SIGNATURE(S) MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL STOCK EXCHANGE, OR BY A BANK (OTHER THAN A SAVINGS BANK), OR A TRUST COMPANY.  THE GUARANTEEING FIRM MUST BE A MEMBER OF THE MEDALLION GUARANTEE PROGRAM.

TRANSFER FEE WILL APPLY

SPECIMEN ONLY
NON-TRANSFERABLE